UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2002


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                55-0619957
         -------------                  -------                ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

         Item 5.  Other Events

         On April 25, 2002, City Holding Company ("the Company") issued a news release, attached as Exhibit 99, announcing the retirement of Philip L. McLauglin as Chairman and the election of Gerald R. Francis, President and Chief Executive Officer, to succeed Mr. Laughlin as Chairman of the Board of Directors. Information about the Company's recent financial performance and the status of its compliance with the formal agreement between its subsidiary, City National Bank of West Virginia, and the Office of the Comptroller of the Currency is also contained in this news release.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Financial Statements                   None
                  (b) Pro Forma Financial Information        None
                  (c) Exhibits
                           99                                News Release issued
                                                             on April 25, 2002


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CITY HOLDING COMPANY


Date: May 7, 2002
                                            By: /s/ Michael D. Dean
                                            ----------------------------------
                                            Michael D. Dean
                                            Senior Vice President - Finance,
                                            Chief Accounting Officer and
                                            Duly Authorized Officer